UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 14, 2011

BioElectronics Corporation
 (Exact name of registrant as specified in its charter)

Maryland	000-51809	52-2278149
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

4539 Metropolitan Court
Frederick, Maryland 21704
 (Address of Principal Executive Offices)

Phone:  301.874.4890
Fax:  301.874.6935
 Registrant's Telephone and Fax Number, Including Area Code

______________________________________________________
 (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

Previous Independent Registered Public Accounting Firm

On January 11, 2011, the Board of Directors of BioElectronics Corporation (the “Company”) learned that its independent auditor Berenfeld, Spritzer, Shechter, Sheer, LLP (“Berenfeld”) ceased operations and dissolved its operations in the State of Florida in December 2010.

Berenfeld’s reports on the Company’s financial statements as of and for the years ended December 31, 2006 through 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles. However, the reports for fiscal 2008 and 2009 were modified for substantial doubt as to the Company’s ability to continue as a going concern.

During the years ended December 31, 2009 and 2008, and through Berenfeld’s liquidation in December 2010, there were (1) no disagreements with Berenfeld on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Berenfeld, would have caused Berenfeld to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

Since Berenfeld ceased operations and liquidated, no employees remain within Berenfeld. Consequently, we attempted, but were unable, to request that Berenfeld furnish us with a letter, pursuant to Item 304(a) of Regulation S-K, addressed to the SEC, stating whether or not it agrees with the above statements.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the liquidation of Berenfeld, the Board of Directors of the Company approved the appointment of  Cherry, Bekaert, and Holland (“CBH”) as the Company’s independent auditor.

During the years ended December 31, 2009 and 2008 and through the date hereof, neither the Company nor anyone acting on its behalf consulted CBH with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that CBH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

The Company's press release regarding the change of auditors is furnished herewith as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2011

BioElectronics Corporation

By: /s/ Andrew J. Whelan
Andrew J. Whelan
Chief Executive Officer